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                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) May 12, 1998

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                        Phoenix Technologies, Ltd.
                        -------------------------
           (Exact name of registrant as specified in its charter)

        Delaware                     0-17111                  04-2685985
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(State of other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporated                                    Identification Number)

        411 E. Plumeria Drive, San Jose, California            95134
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         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (408)570-1000
                                                    -------------

                            Not applicable
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      (Former name or former address, if changed since last year.)

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ITEM 5.  OTHER EVENTS

Registrant is filing this form 8-K solely for the purpose of disclosing the effect of adoption of Financial Accounting Standards Board Statement of Accounting Standards No. 128, "Earnings per Share" (SFAS 128), on the Company's consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the 1997 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into a Registration Statement on Form S-4 to be filed after this Form 8-K is filed. Restatement of selected financial data is for the fiscal quarters in each of the years ended September 30, 1997, and related disclosures as prescribed by SFAS 128 for the three fiscal years ended September 30, 1997.

Restatement of selected data as it relates to the adoption of SFAS 128, "Earnings per Share" is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

              99.1 Restatement of selected data as relates to the adoption of SFAS 128, "Earnings per Share".

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHOENIX TECHNOLOGIES, LTD.



                                       /s/ STUART J. NICHOLS
                                       --------------------------
                                       Stuart J. Nichols
                                       Vice President, General Counsel
                                         and Secretary

                                       Date:  May 12, 1998


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